Exhibit 99.3

2015 ASCO Analyst & Investor Event May 31, 2015

This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are often, but not always, made through the use of words or phrases such as “anticipates”, “expects”, “plans”, “believes”, “intends”, and similar words or phrases. Such statements involve risks and uncertainties that could cause TG Therapeutics’ actual results to differ materially from the anticipated results and expectations expressed in these forward - looking statements. These statements are only predictions based on current information and expectations and involve a number of risks and uncertainties. Actual events or results may differ materially from those projected in any of such statements due to various factors, including the risks and uncertainties inherent in clinical trials, drug development, and commercialization. You are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date hereof. All forward - looking statements are qualified in their entirety by this cautionary statement and TG Therapeutics undertakes no obligation to update these statements, except as required by law. Forward Looking Safe Harbor Statement 2

Event Agenda & Speakers 3 AGENDA SPEAKER Overview & Introductions Michael S. Weiss, CEO of TGTX TG - 1101 & TGR - 1202 Overview Dr. Owen A. O’Connor TG - 1101 & TGR - 1202 in NHL Dr. Nathan Fowler TG - 1101 & TGR - 1202 in CLL Dr. Anthony Mato Q&A Session Dr.’s O’Connor, Fowler & Mato Closing Remarks

Owen A. O'Connor, MD, PhD Professor of Medicine and Experimental Therapeutics Director of the Center for Lymphoid Malignancies Columbia University Medical Center TG - 1101 & TGR - 1202 Single Agent

TG - 1101 ( UBLITUXIMAB )

Ublituximab : A Novel Glycoengineered Anti - CD20 mAb 6 • Unique protein sequence • Type 1 Chimeric IgG1 mAb • Potential advantages over current standard of care: • Glycoengineered for significantly enhanced ADCC • Activity in “low” CD20 expressing cell lines, a characteristic of rituximab resistance • Binds to a novel epitope on CD20

7 Safety of Ublituximab At Least Possibly Related Lab Abnormalities At Least Possibly Related AE’s • Day 1 Infusion Related Reaction most common adverse event – manageable with infusion interruptions only and recovered without sequelae • Infusion times decreased to an average of 90 minutes for the 4th and all subsequent infusions

8 Demonstrated single agent activity: TG - 1101 Phase 1 Efficacy Results ASCO/EHA 2014 Overall Response by Lymphoma Sub - type 43 % ORR in rituximab relapsed and refractory patients N=6 N=18 N=6 N=30

9 Ublituximab – Take Home Messages • Well tolerated with minimal IRR complications • Promising activity in both rituximab relapsed and rituximab refractory patients across all histologies – Interesting activity in iNHL — e.g. one rituximab refractory MZL patient transition from hospice to durable (2+ year) Complete Response • 11 of 30 evaluable patients remained on study >1 year with no complications (2 patients on study >2 years)

TGR - 1202 SINGLE AGENT

Clinical activity and safety profile of TGR - 1202, a novel once daily PI3Kδ inhibitor, in patients with CLL and B - cell lymphoma. Howard A. Burris III, MD 1,2 , Manish R. Patel, MD 1,3 , Timothy S. Fenske , MD 4 , Owen A. O'Connor, MD, PhD 5 , Changchun Deng, MD, PhD 5 , Danielle M. Brander, MD 6 , Martin Gutierrez, MD 7 , Suzanne Jones, PharmD 1 , John Kuhn, PharmD 8 , Hari P. Miskin, MS 9 , Peter Sportelli 9 , Swaroop Vakkalanka , PhD 10 and Ian Flinn 1,11 1 Sarah Cannon Research Institute, Nashville, TN; 2 Tennessee Oncology, PPLC, Nashville, TN; 3 Florida Cancer Specialists, Sarasota, FL; 4 Medical College of Wisconsin, Milwaukee, WI; 5 Columbia University Medical Center, New York, NY; 6 Duke University Medical Center, Durham, NC; 7 John Theurer Cancer Center at Hackensack University Medical Center, Hackensack, NJ; 8 University of Texas Health Science Center at San Antonio, San Antonio, TX; 9 TG Therapeutics, Inc., New York, NY; 10 Rhizen Pharmaceuticals SA, La Chaux - de - Fonds , Switzerland; 11 Tennessee Oncology, PLLC, Nashville, TN

TGR - 1202: Novel PI3K delta Inhibitor ▪ PK profile that allows once - daily oral dosing ▪ 93% nodal PR rate in patients with rel /ref CLL 1 1 Burris et al, ASCO 2015, Abstract # 7069 12

† Patient’s evaluable for efficacy included only patients treated with 800 mg of initial formulation or higher, and any micronized dose level of which the following were excluded: 4 were Too Early To Evaluate, 2 Non - Compliant (both at 1800 mg Fasted), 1 removed per investigator discretion, and 1 Failed Inclusion/Exclusion (Richter’s Transformation prior to entry) Demographics Evaluable for Safety (n) 66 Evaluable for Efficacy (n) 51 Median Age, years (range) 66 (22 – 85) Male/Female 46/20 Histology 20 CLL 5 MCL 17 FL 3 MZL 10 DLBCL 1 HCL 9 HL 1 WM ECOG 0/1/2 22/43/1 Prior Therapies, median (range) 3 (1 – 14) Patients with ≥ 3 Prior Therapies (%) 36 ( 55%) Patients Refractory to Prior Therapy 34 (52%) 13

Adverse Events in TGR - 1202 Treated Patients Safety All Events in >10% of Pts (N=66) AE All Grades Gr. 3/4 N % N % Nausea 27 41% 0 0% Diarrhea 21 32% 1 2% Fatigue 21 32% 2 3% Headache 15 23% 0 0% Vomiting 15 23% 0 0% Cough 14 21% 0 0% Decreased Appetite 11 17% 0 0% Rash 11 17% 3 5% Constipation 9 14% 1 2% Hypokalemia 9 14% 3 5% Anemia 8 12% 5 8% Dizziness 8 12% 0 0% Dyspnea 8 12% 3 5% Neutropenia 8 12% 7 11% Pyrexia 8 12% 0 0% Abdominal Pain 7 11% 0 0% □ Limited Gr . 3 / 4 events and no significant dose or time dependent trends in AEs observed with 31 patients on study 6 + months □ 3 patients (< 5% ) have discontinued due to an adverse event, none of which for hepatic toxicity, colitis, or pneumonitis 14

PI3K - Delta Class AE Profile Idela + Ofa (ASCO ’15) 2 (n=173) Duvelisib (ASCO ‘15) 3 (n=18) Idelalisib Label (CLL & NHL) 1 (n=256) TGR - 1202 All Studies (ASCO 2015) 4 (n=137) All Grades ( > Gr 3) All Grades ( > Gr 3) All Grades ( > Gr 3) All Grades ( > Gr 3) Diarrhea/ Colitis 49% (20%) 78% (22%) 36% (10%) 26% (1%) ** Pneumonia 17% (13%) N/A 24% (16%) 7% (4%) ALT Elevations N/A N/A 43% (11%) 2% (2%) AST Elevations N/A N/A 34% (7%) 4% (2%) ALT/AST Elevations 35% (13%) 28% (17%) N/A 3% (2%) Discontinuations due to AE 31% 33% 12% 4% ** No observed instances of colitis 1 Aggregated from Idelalisib Prescribing Information 2 Jones et al, ASCO 2015 3 Patel et al, ASCO 2015 4 Aggregated from Burris et al, Lunning et al, Fowler et al, ASCO 2015 15

Overall Efficacy Best Percent Change from Baseline in Nodal Size Patients Evaluable for Efficacy (N=51) □ High level of activity demonstrated across a wide variety of hematologic malignancies 16

Efficacy Best Percent Change from Baseline in Nodal Size Evaluable CLL & FL Patients Treated at “Higher Doses” □ “Higher Doses” of TGR - 1202 ( 1200 mg initial formulation, or ≥ 600 mg micronized) demonstrated rapid and profound responses 17 FL CLL

18 TGR - 1202 Take Home Messages • Once - daily PI3Kδ inhibitor with single agent activity across B - cell malignancies – 88 % nodal response rate in rel /ref CLL; – 42 % ORR in rel /ref FL – P atients remaining on therapy pending further efficacy assessments • Differentiated safety profile from other PI3Kδ inhibitors – Hepatic toxicity – Diarrhea/colitis – Pneumonia/pneumonitis – Discontinuations due to AE’s have been rare

Nathan Fowler, MD Associate Professor Lead, New Drug Development MD Anderson Cancer Center Combination of TG - 1101 & TGR - 1202 “TG - 1303”

Ublituximab + TGR - 1202 Demonstrates Activity and Favorable Safety Profile in Relapsed/Refractory B - Cell NHL and High - Risk CLL Matthew Lunning , DO 1 , Julie Vose , MD 1 , Nathan Fowler, MD 2 , Loretta Nastoupil , MD 2 , Jan A. Burger, MD 2 , William G. Wierda , MD 2 , Marshall T. Schreeder , MD 3 , Tanya Siddiqi, MD 4 , Christopher Flowers, MD 5 , Jonathon Cohen, MD 5 , Susan Blumel , RN, BSN 1 , Myra Miguel, RN 2 , Emily K. Pauli, PharmD 3 , Kathy Cutter, RN 3 , Brianna Phye , BS 4 , Peter Sportelli 6 , Hari P. Miskin, MS 6 , Michael S. Weiss 6 , Swaroop Vakkalanka , PhD 7 , Srikant Viswanadha , PhD 8 and Susan O’Brien, MD 9 1 University of Nebraska Medical Center, Omaha, NE; 2 MD Anderson Cancer Center, Houston, TX; 3 Clearview Cancer Institute, Huntsville, AL; 4 City of Hope National Medical Center, Duarte, CA; 5 Emory University/ Winship Cancer Institute, Atlanta, GA; 6 TG Therapeutics, Inc., New York, NY; 7 Rhizen Pharmaceuticals S.A, La Chaux - de - Fonds , Switzerland; 8 Incozen Therapeutics, Hyderabad, India; 9 University of California Irvine, Orange, CA 20

Study Design

Cohort	Ublituximab NHL Dose	Ublituximab CLL Dose	TGR Dose (QD)
1	900 mg	600 mg	800 mg
2	900 mg	600 mg	1200 mg
3	900 mg	900 mg	400 mg (micronized)
4	900 mg	900 mg	600 mg (micronized)
5	900 mg	900 mg	800 mg (micronized)
6	900 mg	900 mg	1200 mg (micronized)
Expansion	*Currently Enrolling Expansion Cohorts with TGR-1202 at 800 mg and 1200 mg micronized*		

Treatment Schedule:



UBLITUXIMAB INFUSIONS
Cycle 1
Cycle 2
Day 1
Day 8
Day 15
Day 1
Day 8
Day 15
Cycle 4
Cycle 6
Cycle 9
Cycle 12
TGR-1202 DAILY

21

Demographics Evaluable for Safety (n) 55 Evaluable for Efficacy † (n) 39 Median Age, years (range) 64 (29 – 86) Male/Female 36/19 Histology CLL/SLL 15 DLBCL 16 FL 16 MZL 5 MCL 2 Richter’s 1 ECOG , 0/1/2 17/37/1 Prior Therapies, median (range) 3 (1 – 9) Patients with ≥ 3 Prior Therapies (%) 60% Prior RTX Based Therapies, median (range) 3 (1 – 7) Refractory to Prior Therapy, n (%) 28 (51%) † 16 Patients not evaluable (13 too early, 1 non - related AE, 1 removed per investigator discretion, 1 ineligible) 22

Safety Related AE’s Occurring in ≥ 5% of Patients (n = 55) □ 3 patients (~ 5% ) have come off study due to an adverse event, none related to hepatic toxicity or colitis Adverse Event All Grades Grade 3/4 N % N % Infusion Related Reaction 16 29% 1 2% Neutropenia 15 27% 13 24% Nausea 15 27% - - Diarrhea 11 20% 1 2% Fatigue 10 18% - - Vomiting 6 11% - - Abd. Pain/Discomfort 4 7% - - Muscle Cramping 4 7% - - Anemia 3 5% - - Bruising 3 5% - - Hoarseness 3 5% - - Thrombocytopenia 3 5% - - 23

TG - 1101 + TGR - 1202 – NHL Best Percent Change from Baseline in Nodal Size Type TGR - 1202 Higher* Doses Type TGR - 1202 Lower** Doses Pts (n) CR (n) PR (n) ORR n (%) SD (n) PD (n) Pts (n) CR (n) PR (n) ORR n (%) SD (n) PD (n) CLL/SLL 6 - 5 5 (83%) 1 - CLL/SLL 7 1 3 4 (57%) 3 - DLBCL 7 2 1 3 (43%) 3 1 DLBCL 3 - - - 1 2 FL/MZL 11 2 5 7 (64%) 4 - FL/MZL 4 - 1 1 (25%) 3 - Richter’s 1 - 1 1 (100%) - - Richter’s - - - - - - Overall 25 4 12 16 (64%) 8 1 Overall 14 1 4 5 (36%) 7 2 *Higher Dose = 1200 original formulation and 600 or > micronized **Lower Dose = 800 original formulation and 400 micronized -100% -75% -50% -25% 0% 25%

TG - 1101 + TGR - 1202 – Higher Doses NHL Best Percent Change from Baseline in Nodal Size Patients Treated at the “Higher Doses” of TGR - 1202 Type TGR - 1202 Higher* Doses Pts (n) CR (n) PR (n) ORR n (%) SD (n) PD (n) CLL/SLL 6 - 5 5 (83%) 1 - DLBCL 7 2 1 3 (43%) 3 1 FL/MZL 11 2 5 7 (64%) 4 - Richter’s 1 - 1 1 (100%) - - Overall 25 4 12 16 (64%) 8 1 *Higher Dose = 1200 original formulation and 600 or > micronized -100% -75% -50% -25% 0% 25% Indolent NHL DLBCL RT On Study G G G = GCB G G G 25

26 TG - 1101 + TGR - 1202 Take Home Messages • Combination is well tolerated – Grade 3/4 AE’s and discontinuations due to AE’s have been limited (~5%) • Activity of the combination has been observed in indolent NHL, and GCB - DLBCL • Safety profile supports additional multi - drug combination regimens – TG - 1101 + TGR - 1202 + Ibrutinib , oral presentation Monday, June 1, 2015

27 ASH 2014: TGR - 1202 + Ublituximab + Ibrutinib Clinical Response at First Assessment (8 Weeks) Histology Description Prior # Rx Prior Ibrutinib Rel /Ref Rituximab Refractory Response % ↓ Follicular Stage IV 4 Refractory Refractory Yes PR 74% MCL Advanced 2 No rAuto txp No CR PET - Richter’s 17p 3 No Refractory Yes PD N/A CLL 17p 2 No Refractory Yes Too Early N/A Follicular Stage IV 1 No Refractory Refractory Too Early N/A • Initial cohorts for both NHL and CLL (n=5) 900mg 400 mg micronized CLL: 420mg NHL: 560mg Ublituximab TGR - 1202 Ibrutinib • Tomorrow’s update to include additional patients evaluable for safety and efficacy

Anthony R. Mato , MD Director, Center for CLL University of Pennsylvania The GENUINE Phase 3 Study & TGR - 1202 + TG - 1101 Combination

GENUINE PHASE 3 STUDY 29

Phase II: Ublituximab + Ibrutinib Overall Efficacy Sharman et al, ASH 2014 CLL assessed by iwCLL ( Hallek 2008) Criteria; MCL/SLL assessed by Cheson , 2007 Criteria PR* = Complete Response per iwCLL criteria, pending bone marrow confirmation 30

The GENUINE Phase 3 Trial STRATIFICATION By Prior Lines of Therapy Ibrutinib Ublituximab + Ibrutinib N=100 N=100 Part 1 ORR Subset Part 2 PFS on All Patients ▪ Design, Endpoints, and Statistics agreed to via Special Protocol Assessment (SPA) ▪ Enrolling ~330 patients with high - risk CLL ▪ Part 1 : ORR among first 200 patients ▪ Part 2 : PFS of all 330 patients ▪ Part 1 to be analyzed following full enrollment of study Screening 31

TGR - 1202 SINGLE AGENT & TG - 1101 + TGR - 1202 IN CLL 32

-100% -75% -50% -25% 0% 25% TGR - 1202 Single Agent – CLL Best Percent Change from Baseline in Nodal Size Patients Evaluable for Efficacy (N=16) • 88% of CLL patients (14/16) achieved a nodal PR, remaining 2 patients still on study pending further evaluation • 63% of CLL patients (10/16) achieved a response per iwCLL ( Hallek 2008) criteria 33

TG - 1101 + TGR - 1202 – CLL On Study Best Percent Change from Baseline in Nodal Size Patients Treated at the “Higher Doses” of TGR - 1202 -100% -75% -50% -25% 0% 25% CLL/SLL 70% of CLL patients had high - risk cytogenetics (17p del and/or 11q del) Type TGR - 1202 Higher* Doses Type TGR - 1202 Lower** Doses Pts (n) CR (n) PR (n) ORR n (%) SD (n) PD (n) Pts (n) CR (n) PR (n) ORR n (%) SD (n) PD (n) CLL/SLL 6 - 5 5 (83%) 1 - CLL/SLL 7 1 3 4 (57%) 3 - DLBCL 7 2 1 3 (43%) 3 1 DLBCL 3 - - - 1 2 FL/MZL 11 2 5 7 (64%) 4 - FL/MZL 4 - 1 1 (25%) 3 - Richter’s 1 - 1 1 (100%) - - Richter’s - - - - - - Overall 25 4 12 16 (64%) 8 1 Overall 14 1 4 5 (36%) 7 2 *Higher Dose = 1200 original formulation and 600 or > micronized **Lower Dose = 800 original formulation and 400 micronized

TG - 1101 + TGR - 1202 S afety supports further combination studies Related AE’s Occurring in ≥ 5% of Patients (n = 55) □ ~ 5 % have come off study due to an adverse event □ No patients at ≥ 800 mg micronized TGR - 1202 have discontinued due to an AE Adverse Event All Grades Grade 3/4 N % N % Infusion Related Reaction 16 29% 1 2% Neutropenia 15 27% 13 24% Nausea 15 27% - - Diarrhea 11 20% 1 2% Fatigue 10 18% - - Vomiting 6 11% - - Abd. Pain/Discomfort 4 7% - - Muscle Cramping 4 7% - - Anemia 3 5% - - Bruising 3 5% - - Hoarseness 3 5% - - Thrombocytopenia 3 5% - - 35

Phase I/II study of pembrolizumab in combination with TG - 1101 (ublituximab) and TGR - 1202 in patients with relapsed - refractory CLL A unique opportunity to correct immunological defects which allow CLL to escape immune surveillance Newest Triple Combination Study 36 A research collaboration between University of Pennsylvania, Center for CLL and TG Therapeutics 36

Study Rationale: PD - 1 Blockade and CLL • Malignant cells utilize PD - 1 receptor - ligand pathway to evade immune surveillance by inactivating cytotoxic T cells via PD - L1 expression. • CLL: Preclinical data demonstrates the importance PD - 1 / PD - L1 signaling • PD - 1 expression is significantly higher in CLL patients (T cells) vs . healthy donors. • CLL cells expresses higher PD - L1 and PD - 1 vs. circulating B lymphocytes from healthy donors. • CD4 +/PD - 1+ T lymphocytes are found to be in close contact with PD - L1+ CLL cells . • In vivo data demonstrate that early PD - L1 blockade effectively controls CLL development in TCL1 murine model for CLL. Pembrolizumab is a highly selective, humanized IgG4/kappa monoclonal antibody that binds PD - 1, and prevents its interaction with its ligands. Haematologica . 2013;98(6):953 - 963. 37

Lesokhin et al. ASH 2014, Abstract 291. Response Rates Objective Response Rate, n (%) Complete Responses, n (%) Partial Responses, n (%) Stable Disease n (%) B - Cell Lymphoma* (n=29) 8 (28) 2 (7) 6 (21) 14 (48) Follicular Lymphoma (n=10) 4 (40) 1 (10) 3 (30) 6 (60) Diffuse Large B - Cell Lymphoma (n=11) 4 (36) 1 (9) 3 (27) 3 (27) Response rate in HD • 3 patients (20% ) = CR • 5 patients ( 33% ) = PR • Best ORR = 53% Recent data highlight the activity and immense potential of anti PD - 1 antibodies in patients with Hodgkin lymphoma and B cell lymphoproliferative disorders. Moscowitz et al, Blood . 2014;124(21):290 - 290. 38

Hypothesis TG1101 + TG1202 doublet is an ideal platform for combination with anti - PD1 therapy based on clinical activity and non overlapping safety profile. Pembrolizumab will enhance the efficacy of host T cells to induce apoptosis in CLL patients following TG - 1101 and TGR - 1202 induction . 39

Objectives Primary objective: Determine the safety of pembrolizumab + ublituximab + TGR - 1202 following ublituximab and TGR - 1202 in patients with relapsed - refractory CLL. Secondary objectives: • Describe the clinical efficacy of pembrolizumab triplet combination therapy in patients with relapsed - refractory CLL. • D escribe changes T cell repertoire and PD - 1 / PD - L1 expression in subjects at planned time points pre and post pembrolizumab 40

Q&A 41 Questions?

2015 ASCO Analyst & Investor Event May 31, 2015